UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 9, 2007
GATX Corporation
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-2328 (Commission File) Number)	36-1124040 (IRS Employer Identification No.)
500 West Monroe Street
Chicago, Illinois 60661-3676
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Item 8.01 Other Events.
     This Current Report on Form 8-K revises portions of the Annual Report on Form 10-K for the year ended December 31, 2006 of GATX Corporation (“GATX” or the “Company”) (the “2006 Form 10-K”) to reflect the retrospective application of Financial Accounting Standards Board (“FASB”) Staff Position (“FSP”) AUG AIR-1, Accounting for Planned Major Maintenance Activities, which GATX adopted on January 1, 2007. Upon adoption, the Company was required to retrospectively apply the FSP’s provisions for all financial statements presented. Under the previous guidance, four alternative methods of accounting for planned major maintenance activities were permitted. GATX used the accrue-in-advance method of accounting for certain periodic survey costs incurred for vessels utilized within the Company’s Great Lakes shipping operations, American Steamship Company (“ASC”). However, with the adoption of this FSP, the accrue-in-advance method was no longer permitted. Effective January 1, 2007, the Company transitioned to the deferral method. Correspondingly, GATX reversed its liability recorded under the accrue-in-advance method and established an asset for survey costs already incurred. The survey costs are amortized to expense over the period until the next survey is expected to be performed, typically five years. The cumulative effect on retained earnings as of December 31, 2006, was an increase of $4.7 million.
     The exhibits included under Item 9.01 of this Current Report on Form 8-K revise the following sections of the 2006 Form 10-K:
•	Part I, Item 1, Business
•	Part II, Item 6, Selected Financial Data
•	Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations
•	Part II, Item 8, Financial Statements and Supplementary Data
•	Part II, Item 9A, Controls and Procedures.
•	Exhibit 12, Computation of Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
     See Exhibit Index included herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Robert C. Lyons
Robert C. Lyons
Senior Vice President and Chief Financial Officer

Date: August 9, 2007

Exhibit Index

Exhibit No.	Description	Method of Filing
12	Computation of Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends	Filed Electronically

23	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm	Filed Electronically

99.1	Revisions to GATX 2006 Annual Report on Form 10-K:	Filed Electronically
Item 1. Business
Item 6. Selected Financial Data
Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 8. Financial Statements and Supplementary Data
Item 9A. Controls and Procedures